Exhibit 3.24

1103723
FILED
In the office of the Secretary of State
of the State of California

FEB 18 1982
MARCH FONG EU Secretary of State

By	/s/ Leslic Glenn
Deputy

ARTICLES OF INCORPORATION

OF

ZURN CONSTRUCTORS, INC.

*    *    *    *    *    *    *    *

FIRST: That the name of the corporation is:

ZURN CONSTRUCTORS, INC.

SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

THIRD: The name of this corporation’s initial agent for service of process in the State of California is:

C T CORPORATION SYSTEM

FOURTH: The total number of shares which the corporation is authorized to issue is ONE THOUSAND (1,000) of the par value of ONE DOLLAR ($1.00) each.

FIVE: The corporation is hereby prohibited from the issuance of any non-voting equity securities.

IN WITNESS WHEREOF, the undersigned have executed these Articles this 17th day of February, 1982.

/s/ Eileen E. Pallotta
Eileen E. Pallotta

/s/ Rose M. Ogden
Rose M. Ogden

/s/ Mary G. Walz
Mary G. Walz

Incorporators

We hereby declare that we are the persons who executed the foregoing Articles of Incorporation, which execution is our act and deed.

/s/ Eileen E. Pallotta
Eileen E. Pallotta

/s/ Rose M. Ogden
Rose M. Ogden

/s/ Mary G. Walz
Mary G. Walz

1103723
FILED
In the office of the Secretary of State
of the State of California

FEB 24 1982
MARCH FONG EU Secretary of State

By	ILLIGIBLE
Deputy

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

PROCOM ENGINEERING, INC.

BEFORE ANY SHARES HAVE BEEN ISSUED

*    *    *    *    *    *    *    *    *    *     *    *    *

We, the undersigned Eileen E. Pallotta, Rose M. Ogden and Mary C. Walz do hereby certify:

FIRST: That they constitute at least a majority of the incorporators of PROCOM ENGINEERING, INC. a California corporation.

SECOND: That they hereby adopt the following amendment to the Articles of Incorporation of said corporation:

Article FIRST is amended to read as follows:

“The name of the corporation is:

ADVANCO CONSTRUCTORS, INC.”

THIRD: That said corporation has issued no shares.

That directors were not named in the articles of incorporation of this corporation and no directors have been elected or appointed.

IN WITNESS WHEREOF, the undersigned have executed this certificate this 23rd day of February, 1982.

/s/ Eileen E. Pallotta
Eileen E. Pallotta

/s/ Rose M. Ogden
Rose M. Ogden

/s/ Mary G. Walz
Mary G. Walz

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Pittsburgh, Pennsylvania, on February 23, 1982.

/s/ Eileen E. Pallotta
Eileen E. Pallotta

/s/ Rose M. Ogden
Rose M. Ogden

/s/ Mary G. Walz
Mary G. Walz